Exhibit 99.1
SiTime Reports Second Quarter 2026 Financial Results
Q2 Net Revenue Increased 127% to $157.4 Million
SANTA CLARA, Calif., August 5, 2026 – SiTime Corporation, (Nasdaq: SITM), the Precision Timing company, today announced financial results for the second quarter ended June 30, 2026.
Net revenue in the second quarter of 2026 was $157.4 million, as compared to $69.5 million in the year ago quarter.
"SiTime delivered exceptional results in the second quarter, with revenue increasing 127% year over year to $157.4 million and gross margin of 67.1%," said Rajesh Vashist, chairman and CEO of SiTime. "While every segment grew by at least 50%, CED grew by 181%. On July 1, we completed the acquisition of Renesas' Timing Business, adding over 550 clocking products to our portfolio. Only SiTime offers the full breadth of Precision Timing solutions — and that unmatched capability is accelerating our industry leadership across every end market we serve."
In the second quarter of 2026, GAAP gross profit was $99.1 million, or 63.0% of revenue, GAAP operating expenses were $90.9 million, GAAP income from operations was $8.2 million, and GAAP net income was $18.2 million, or $0.66 per diluted share.
In the second quarter of 2026, non-GAAP gross profit was $105.6 million, or 67.1% of revenue, non-GAAP operating expenses were $52.1 million, non-GAAP income from operations was $53.5 million and non-GAAP net income was $65.6 million, or $2.34 per diluted share.
Total cash, cash equivalents and short-term investments were $1,921 million on June 30, 2026. The balance includes net proceeds from the convertible senior notes offering that were used to fund the acquisition of certain assets from Renesas Electronics Corporation which was completed on July 1, 2026.
SiTime plans to discuss its business outlook as part of today’s scheduled conference call.
Use of Non-GAAP Financial Information
This press release and its attachments include certain non-GAAP supplemental performance measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.
SiTime believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to SiTime’s financial condition and results of operations. SiTime believes that these non-GAAP financial measures provide additional insight into SiTime’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate SiTime’s results of operations in conjunction with the corresponding GAAP measures. The non-GAAP financial measures exclude stock-based compensation expense, amortization of acquired intangibles, amortization of financing related transaction costs, and acquisition-related expenses which include transaction and certain other cash costs associated with business acquisition as well as changes in the estimated fair value of earn out liabilities and accretion of acquisition consideration payable. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.
Inducement Plan Grants
SiTime granted restricted stock unit awards (“RSUs”) on August 3, 2026 that were approved by the Compensation and Talent Committee of its Board of Directors under SiTime’s Amended and Restated 2022 Inducement Award Plan, as a material inducement to the employment of 168 newly hired individuals globally, including 126 employees, hired in connection with SiTime’s acquisition of certain assets from Renesas Electronics Corporation. The RSUs were approved in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement grants consisted of an aggregate of 109,689 RSUs. For employees hired in connection with the acquisition of certain assets of Renesas Electronics Corporation, 1/16th of the RSUs will vest on August 20, 2026, and then 1/16th of the RSUs will vest in equal quarterly installments on each November 20, February 20, May 20, and August 20 thereafter, subject to each such employee’s continued service on each vesting date. For the other newly hired individuals, one-fourth of the RSUs will vest on the first February 20, May 20, August 20, or November 20, falling in the one-year anniversary quarter of the applicable vesting start date, and then 1/16th of the RSUs will vest in equal quarterly installments on each February 20, May 20, August 20, and November 20 thereafter, subject to each such employee’s continued service on each vesting date. The inducement grants are subject to the terms and conditions of award agreements covering the RSU grants and SiTime’s Amended and Restated 2022 Inducement Award Plan.

Conference Call
SiTime will broadcast the financial results for its second quarter of 2026 via conference call today, August 5, 2026, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the conference call via phone, participants are required to complete the following registration form to receive a dial-in number and dedicated PIN for accessing the conference call. The conference call will also be available via a live audio webcast on the investor relations section of the SiTime website at investor.sitime.com. Please access the website at least a few minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay of the call will be available on the website.
About SiTime
SiTime Corporation is the Precision Timing company. Our semiconductor MEMS programmable solutions offer a rich feature set that enables customers to differentiate their products with higher performance, smaller size, lower power, and better reliability. With more than 4 billion devices shipped, SiTime is changing the timing industry. For more information, visit www.sitime.com.
About Precision Timing – Timing is the heartbeat of all electronics, ensuring performance, resilience and scalability. For decades, quartz devices, non-silicon technology, have kept systems in sync, but they struggle in harsher, more demanding environments. MEMS-based Precision Timing delivers greater accuracy, smaller size and resilience. Today, MEMS timing powers over 400 applications, including high-growth ones in AI data centers, automated driving, industrial and humanoid robots, wearables and IoT.
Forward-Looking Statements
This press release and the earnings call referencing this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Security Exchange Act of 1934, as amended. These forward-looking statements involve risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to differ materially from those anticipated in such forward-looking statements. The risks, uncertainties, assumptions, and other factors include, but are not limited to our expectations and trends relating to the growth of our new products, our product differentiation and market acceptance of our products, and our ability to accurately forecast our future performance, business and growth. More information about these and other risks, uncertainties, and other factors that may cause actual outcomes and results to differ materially from those included in the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our most recent Form 10-Q filed with the Securities and Exchange Commission and other filings SiTime makes with the Securities and Exchange Commission from time to time, including SiTime's Annual Report on Form 10-K that has been filed for the year ended December 31, 2025. The financial information set forth in this release reflects estimates based on information available at this time. While SiTime believes these estimates to be reasonable, these amounts could differ materially from reported amounts in SiTime’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and SiTime’s other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date the statements are made and are based on information available to SiTime at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Except as required by law, SiTime undertakes no obligation, and does not intend, to update these forward-looking statements.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Three months ended
	June 30, 2026	March 31, 2026	June 30, 2025

	(in thousands, except per share data)
Revenue	$157,432	$113,567	$69,494
Cost of revenue	58,290	46,612	33,442
Gross profit	99,142	66,955	36,052
Operating expenses:
Research and development	36,117	32,738	30,563
Selling, general and administrative	46,301	38,937	28,228
Acquisition related costs	8,509	7,619	1,872
Total operating expenses	90,927	79,294	60,663
Income (loss) from operations	8,215	(12,339)	(24,611)
Interest income	12,545	7,310	4,263
Interest expense	(2,247)	—	—
Other (expense) income, net	(317)	(174)	204
Income (loss) before income taxes	18,196	(5,203)	(20,144)
Income tax expense	(40)	(14)	(35)
Net income (loss)	$18,156	$(5,217)	$(20,179)
Net income (loss) attributable to common stockholders and comprehensive income (loss)	$18,156	$(5,217)	$(20,179)
Net income (loss) per share attributable to common stockholders, basic	$0.69	$(0.20)	$(0.84)
Net income (loss) per share attributable to common stockholders, diluted	$0.66	$(0.20)	$(0.84)
Weighted-average shares used to compute basic net income (loss) per share	26,450	26,343	23,923
Weighted-average shares used to compute diluted net income (loss) per share	27,490	26,343	23,923

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Six Months Ended
	June 30, 2026	June 30, 2025

	(in thousands, except per share data)
Revenue	$270,999	$129,808
Cost of revenue	104,902	63,421
Gross profit	166,097	66,387
Operating expenses:
Research and development	68,854	60,589
Selling, general and administrative	85,237	55,086
Acquisition related costs	16,129	3,433
Total operating expenses	170,220	119,108
Loss from operations	(4,123)	(52,721)
Interest income	19,854	8,557
Interest expense	(2,247)	—
Other (expense) income, net	(492)	210
Income (loss) before income taxes	12,992	(43,954)
Income tax expense	(53)	(102)
Net income (loss)	$12,939	$(44,056)
Net income (loss) attributable to common stockholders and comprehensive income (loss)	$12,939	$(44,056)
Net income (loss) per share attributable to common stockholders, basic	$0.49	$(1.85)
Net income (loss) per share attributable to common stockholders, diluted	$0.47	$(1.85)
Weighted-average shares used to compute basic net income (loss) per share	26,397	23,790
Weighted-average shares used to compute diluted net income (loss) per share	27,335	23,790

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Three months ended
	June 30, 2026	March 31, 2026	June 30, 2025
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$157,432	$113,567	$69,494
GAAP gross profit	99,142	66,955	36,052
GAAP gross margin	63.0%	59.0%	51.9%
Amortization of acquired intangibles	5,744	5,744	3,573
Stock-based compensation	699	590	825
Non-GAAP gross profit	$105,585	$73,289	$40,450
Non-GAAP gross margin	67.1%	64.5%	58.2%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$36,117	$32,738	$30,563
Stock-based compensation	(10,501)	(11,228)	(11,044)
Non-GAAP research and development expenses	$25,616	$21,510	$19,519

GAAP sales, general and administrative expenses	$46,301	$38,937	$28,228
Stock-based compensation	(19,793)	(18,982)	(14,457)
Non-GAAP sales, general and administrative expenses	$26,508	$19,955	$13,771

GAAP acquisition related costs	$8,509	$7,619	$1,872
Acquisition related costs	(8,509)	(7,619)	(1,872)
Non-GAAP acquisition related costs	$—	$—	$—
Total Non-GAAP operating expenses	$52,124	$41,465	$33,290

Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations
GAAP income (loss) from operations	$8,215	$(12,339)	$(24,611)
Acquisition related costs	8,509	7,619	1,872
Amortization of acquired intangibles	5,744	5,744	3,573
Stock-based compensation	30,993	30,800	26,326
Non-GAAP income from operations	$53,461	$31,824	$7,160
Non-GAAP income from operations as a percentage of revenue	34.0%	28.0%	10.3%

Reconciliation of GAAP net income (loss) to non-GAAP net income
GAAP net income (loss)	$18,156	$(5,217)	$(20,179)
Acquisition related costs	8,509	7,619	1,872
Amortization of financing related transaction costs	2,247	—	—
Amortization of acquired intangibles	5,744	5,744	3,573
Stock-based compensation	30,993	30,800	26,326
Non-GAAP net income	$65,649	$38,946	$11,592
Weighted-average shares used to compute diluted net income per share	28,061	27,138	24,633

GAAP net income (loss) per share diluted	$0.66	$(0.20)	$(0.84)
Non-GAAP adjustments detailed above	1.68	1.63	1.31
Non-GAAP net income per share diluted	$2.34	$1.44	$0.47
(1) Non-GAAP diluted weighted average shares are calculated using the treasury stock method and differ from GAAP diluted weighted average shares in certain periods due to non-GAAP net income reported.

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Six Months Ended
	June 30, 2026	June 30, 2025
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$270,999	$129,808
GAAP gross profit	166,097	66,387
GAAP gross margin	61.3%	51.1%
Amortization of acquired intangibles	11,489	7,145
Stock-based compensation	1,289	1,526
Non-GAAP gross profit	$178,875	$75,058
Non-GAAP gross margin	66.0%	57.8%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$68,854	$60,589
Stock-based compensation	(21,728)	(21,726)
Non-GAAP research and development expenses	$47,126	$38,863

GAAP sales, general and administrative expenses	$85,237	$55,086
Stock-based compensation	(38,775)	(28,119)
Non-GAAP sales, general and administrative expenses	$46,462	$26,967

GAAP acquisition related costs	$16,129	$3,433
Acquisition related costs	(16,129)	(3,433)
Non-GAAP acquisition related costs	$—	$—
Total Non-GAAP operating expenses	$93,588	$65,830

Reconciliation of GAAP loss from operations to non-GAAP income (loss) from operations
GAAP loss from operations	$(4,123)	$(52,721)
Amortization of acquired intangibles	11,489	7,145
Acquisition related costs	16,129	3,433
Stock-based compensation	61,792	51,371
Non-GAAP income from operations	$85,287	$9,228
Non-GAAP income from operations as a percentage of revenue	31.5%	7.1%

Reconciliation of GAAP net income (loss) to non-GAAP net income
GAAP net income (loss)	$12,939	$(44,056)
Amortization of acquired intangibles	11,489	7,145
Acquisition related costs	16,129	3,433
Amortization of financing related transaction costs	2,247	—
Stock-based compensation	61,792	51,371
Non-GAAP net income	$104,596	$17,893
Weighted-average shares used to compute diluted net income per share (1)	27,621	24,566

GAAP net income (loss) per share diluted	$0.47	$(1.85)
Non-GAAP adjustments detailed above	3.32	2.58
Non-GAAP net income per share diluted	$3.79	$0.73
(1) Non-GAAP diluted weighted average shares are calculated using the treasury stock method and differ from GAAP diluted weighted average shares in certain periods due to non-GAAP net income reported.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Balance Sheets

	As of
	June 30, 2026	December 31, 2025

	(in thousands)
Assets:
Current assets:
Cash and cash equivalents	$1,921,141	$16,759
Short-term investments in held-to-maturity securities	—	791,648
Accounts receivable, net	88,706	45,040
Inventories	103,904	81,557
Prepaid expenses and other current assets	20,114	14,275
Total current assets	2,133,865	949,279
Property and equipment, net	114,387	105,114
Intangible assets, net	136,023	147,366
Right-of-use assets, net	9,859	4,089
Goodwill	87,098	87,098
Other assets	24,291	1,753
Total assets	$2,505,523	$1,294,699
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$28,895	$21,327
Accrued expenses and other current liabilities	80,841	62,678
Total current liabilities	109,736	84,005
Convertible senior notes, net	1,317,556	—
Other non-current liabilities	53,179	54,512
Total liabilities	1,480,471	138,517
Commitments and contingencies
Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	1,237,014	1,381,083
Accumulated deficit	(211,965)	(224,904)
Total stockholders’ equity	1,025,052	1,156,182
Total liabilities and stockholders’ equity	$2,505,523	$1,294,699
Investor Relations Contacts:
Shelton Group
Leanne Sievers | Brett Perry
sitm-ir@sheltongroup.com
SiTime Corporation
Beth Howe
Chief Financial Officer
investor.relations@sitime.com